POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS:

 WHEREAS, UNLIMITED UNICORN OPPORTUNITIES FUND I, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

 WHEREAS, the undersigned is a Trustee of the Trust.

 NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, PHILIP B. SINENENG, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August 2026.

 By: /s/Stephen Kyllo

 Stephen Kyllo, Trustee

STATE OF New York                          )

 ) ss:

COUNTY OF New York                      )

 Before me, a Notary Public, in and for said county and state, personally appeared Stephen Kyllo, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

 WITNESS my hand and official seal this 18th day of August 2026..

  /s/ Kasie Lee Favazza

  Notary Public

        My commission expires: 11/11/2027

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS:

 WHEREAS, UNLIMITED UNICORN OPPORTUNITIES FUND I, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

 WHEREAS, the undersigned is a Trustee of the Trust.

 NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, PHILIP B. SINENENG, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August 2026.

 By: /s/ Felix Rivera

 Felix Rivera, Trustee

STATE OF New York                          )

 ) ss:

COUNTY OF New York                      )

 Before me, a Notary Public, in and for said county and state, personally appeared Felix Rivera, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

 WITNESS my hand and official seal this 18th day of August 2026.

  /s/ Kasie Lee Favazza

  Notary Public

        My commission expires: 11/11/2027

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS:

 WHEREAS, UNLIMITED UNICORN OPPORTUNITIES FUND I, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

 WHEREAS, the undersigned is a Trustee of the Trust.

 NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, PHILIP B. SINENENG, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August 2026.

 By: /s/ Patrick Seese

 Patrick Seese, Trustee

STATE OF New York                          )

 ) ss:

COUNTY OF New York                      )

 Before me, a Notary Public, in and for said county and state, personally appeared Patrick Seese, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

 WITNESS my hand and official seal this 18th day of August 2026.

  /s/ Kasie Lee Favazza

  Notary Public

        My commission expires: 11/11/2027

POWER OF ATTORNEY

 KNOW ALL PERSONS BY THESE PRESENTS:

 WHEREAS, UNLIMITED UNICORN OPPORTUNITIES FUND I, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

 WHEREAS, the undersigned is a Trustee of the Trust.

 NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, PHILIP B. SINENENG, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of August 2026.

 By: /s/ Katharine Davis

 Katharine Davis, Trustee

STATE OF New York                          )

 ) ss:

COUNTY OF New York                      )

 Before me, a Notary Public, in and for said county and state, personally appeared Katharine Davis, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

 WITNESS my hand and official seal this 18th day of August 2026.

  /s/ Kasie Lee Favazza

  Notary Public

        My commission expires: 11/11/2027